Exhibit 99.2 COMPANY PRESENTATION NASDAQ: STIM May 2026 Transforming Lives Through NeuroHealth

Forward Looking Statements This presentation contains estimates and other statistical data prepared by independent parties and by Neuronetics, Inc. (“Neuronetics” or the “Company”) relating to market size and growth and other data about the industry in which the Company operates. These estimates and data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. Certain statements in this presentation, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Statements in this presentation that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward- looking statements may be identified by terms such as “may,” “will,” “would,” “should,” “expect,” “plan,” “design,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “outlook” or “continue” as well as the negative of these terms and similar expressions. These statements include those relating to the Company’s business outlook and current expectations for upcoming quarters and fiscal year 2026, including with respect to revenue, expenses, growth, and any statements of assumptions underlying any of the foregoing items. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. These risks and uncertainties include, without limitation, risks and uncertainties related to: the effect of the transaction with Greenbrook TMS Inc. (“Greenbrook”) on our business relationships; operating results and business generally; our ability to execute our business strategy; our ability to achieve or sustain profitable operations due to our history of losses; our reliance on the sale and usage of our NeuroStar Advanced Therapy System to generate revenues; the scale and efficacy of our salesforce; our ability to retain talent; availability of coverage and reimbursement from third-party payors for treatments using our products; physician and patient demand for treatments using our products; developments in respect of competing technologies and therapies for the indications that our products treat; product defects; our ability to obtain and maintain intellectual property protection for our technology; developments in clinical trials or regulatory review of the NeuroStar Advanced Therapy System for additional indications; developments in regulation in the U.S. and other applicable jurisdictions; potential effects of evolving and/or extensive government regulation; the terms of our credit facility; our self-sustainability and existing cash balance; and our ability to achieve positive cash flows. For a discussion of these and other related risks, please refer to the Company’s recent filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov, including, without limitation, the factors described under the heading “Risk Factors” in Neuronetics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as may be updated or supplemented by subsequent reports that Neuronetics has filed or files with the SEC. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this presentation. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events, or changes in the Company’s expectations. Company Confidential 2

Non-GAAP Financial Measures In addition to financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), from time to time we may use or publicly disclose certain non-GAAP financial measures in the course of our financial presentations, earnings releases, earnings conference calls, and otherwise. For these purposes, the SEC defines a non-GAAP financial measure as a numerical measure of historical or future financial performance, financial positions, or cash flows that (i) exclude amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements, and (ii) include amounts, or is subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure so calculated and presented. Non-GAAP financial measures are provided as additional information to investors to provide an alternative method for assessing our financial condition and operating results. We believe that these non-GAAP measures, when taken together with our GAAP financial measures, allow us and our investors to better evaluate our performance and profitability. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. These measures should be used in addition to and in conjunction with results presented in accordance with GAAP, and should not be relied upon to the exclusion of GAAP financial measures. Pursuant to the requirements of Regulation G, whenever we refer to a non-GAAP financial measure, we will also generally present, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference with such comparable GAAP financial measure. Company Confidential 3

245,088 1 Unique Patients Treated As a global leader in neuroscience, Neuronetics is delivering more options 8,805,526 1 Treatments Administered to patients and physicians by offering exceptional in-office treatments that produce extraordinary results. $149M Annual Revenue (2025) (1) Neuronetics, Inc. internal estimate based on the Company’s data on total treatment sessions and patients treated. Company Confidential 4

A Leader in Mental Health Care Through its nationwide network of customers and company-run clinics, Neuronetics is facilitating access to leading therapies for mental health conditions. Large patient population poorly served by medication Industry-leading vertically integrated device and clinic offering Multiple initiatives in place to drive accelerated growth across the organization Operational focus, profitability and cash flow improvement Preparing for the potential of psychedelics Company Confidential 5

Over 29 Million Lives Affected by Depression and OCD



Total Available Market

29.3 million

U.S. Adults and Adolescents (ages 15-21) suffering from depression, depression with anxiety and OCD

Nearly 8 million patients are poorly served by antidepressant medication

- Lack of Treatment Efficacy
- Intolerable Side Effects

Adult Depression (MDD)

21 million suffering[1]
6.4 million on medication[1,2,3]

Adolescent Depression

4.3 million suffering[4]
1 million on medications[5]

New indication: **35% increase** in addressable market

Anxious Depression

53% of MDD patients have significant anxiety[6]

OCD

4 million suffering[7]
235k on medication[8]

(1) NIMH https://www.nimh.nih.gov/health/statistics/major-depression.shtml, accessed 4/29/2024. **(2)** Per STAR*D patients that have failed one or more antidepressant trial of adequate dose and duration. **(3)** Journal of Clinical Psychiatry, accessed 3/7/2022. **(4)** Depression- Pharma Intelligence Disease Analysis, www.datamonitorhealthcare.com, Publication Date: June 2021. **(5)** Key Substance Use and Mental Health Indicators in the United States: Results from the 2017 National Survey on Drug Use and Health. **(6)** Kalin N, The Critical Relationship Between Anxiety and Depression, Am J Psychiatry 2020; 177:365–367; doi: 10.1176/appi.ajp.2020.20030305. **(7)** Harvard Medical School, 2007. National Comorbidity Survey (NCSSC). **(8)** Definitive Health Diagnosis/Prescription Data: 3/25/22.

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A Uniquely Diversified Business Model Vertical integration provides greater access to mental health treatments nationwide NeuroStar Greenbrook Transcranial Magnetic Stimulation (TMS) Mental Health Services Provider Market Leader in TMS Devices Leading Mental Wellness Care Network Company Confidential 7

#1 Physician Recommended TMS

NeuroStar
Advanced Therapy for Mental Health

Market Leader in TMS[1]

Over 8.4 million treatment sessions performed on over 230,000 patients

Robust R&D Pipeline

3rd generation system. Largest clinical dataset in the world to drive new indications



NeuroStar

Dedicated to Practice Success

Most comprehensive customer support team in the industry to support over 800 U.S. offices[1]

Widely Reimbursed

Dedicated to driving health policy to ensure broad U.S. reimbursement among commercial and government payors

(1) NeuroStar internal estimate based on NeuroStar's data on treatment sessions and patients treated.

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® SPRAVATO Program ® • In March 2019, the FDA approved SPRAVATO (esketamine) nasal spray, in conjunction with an oral antidepressant, for Treatment Resistant Depression in adults and in August 2020, the FDA added a second indication for depressive symptoms in adults with MDD with acute suicidal ideation or behavior ® • SPRAVATO fills the gap in the treatment paradigm between or before TMS and Electroconvulsive Therapy, providing for a complimentary treatment to TMS, effectively broadening Greenbrook offering to patients • Delivered in a two-spray dispenser under supervision from a health care professional as patients self-administer • Treatment consists of: − Induction (8 treatments) - Twice a week for 4 weeks − Taper (4 treatments) - Once a week for 4 weeks − Maintenance - Once every one to two weeks for the next year ® • We currently have 84 REMS-Certified Treatment Centers offering SPRAVATO • Further expansion possible, dependent on facility assessment, marketing demand and ROI analyses. Company Confidential 9

Significant Commercial Footprint and Scale Greenbrook NeuroStar TMS 93 Clinics Nationwide 800+ Customer Sites Nationwide Company Confidential 10

Strategic Account Comprehensive Customer Managers Support Team Reimbursement Area Sales Specialists & Managers Managers Experienced team Regional Clinical Training Account Managers Managers dedicated to consistent growth and practice success Field Service Customer and Technical Service Support Representatives Sales Leaders Company Confidential 11

Neuronetics is Positioned to Capitalize on Innovations in the Mental Health Space Medication Management Interventional Medical Patients Medication Technology Pending Introduction of Psychedelic Psychotherapy Therapies Company Confidential 12

Key Growth Initiatives for Network Clinics Focus on execution, profitable product diversification & expansion Drive growth in 93 clinics through enhanced RAM clinic Identifying and engagement, leveraging automated referral systems Educating Patients and optimized digital/DTC targeting Expanding the ® Fill gaps in treatment paradigm with SPRAVATO and Continuum of Care for future psychedelic therapies Patients Standardize operational excellence across our network Consistent Implementation of Best through comprehensive training, enhanced practice Operation Practices capabilities, and centralized services Company Confidential 13

Key Growth Initiatives for Customer Clinics Harnessing the power of our proven programs to help more patients in need New Go-To-Market Expanding go-to-market menu through pilot programs Models aimed at addressing customer needs Enhance digital education utilizing social media, blogs, Patient Education and webinars to support patients and BMP practices Expanding Services to Centralized call center to help BMP providers manage Existing Customers patient inquires more efficiently (billing and contracts) Company Confidential 14

Poised to Deliver Strong Growth While Improving Cash Flow th (As of May 5 , 2026) FY 2026 Guidance Revenue $160M to $166M (+7% to +11% YoY) Between 47% and 49% Gross Margin $100M - $105M Operating Expenses includes ~$8.5 million of non-cash stock-based compensation Cash Flow Cash Flow from Operations: $(13)M to $(17)M Company Confidential 15

Seasoned Senior Leadership Team Dan Reuvers Andrew Macan Cory Anderson Lisa Metzner-Rosas Jeff Jones President & CEO EVP, GC & Chief SVP, Chief SVP, Chief SVP, Chief of Compliance Officer Technology Officer Marketing Officer Operations Company Confidential 16

Financial Overview Neuronetics transforming lives through NeuroHealth Company Confidential 17

1 Worldwide Quarterly Revenue ($ in ($ in m illions million)s) (As Reported) Q1 2026 Revenue of $34.5M, an 8% increase from Q1 2025 $41.8 $38.1 $37.3 $34.5 $32.0 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 (1) Actual results as reported and filed with the SEC for Neuronetics Company Confidential 18

2025 – 2026 U.S. NeuroStar Treatments ($ in millions) , , , , , Company Confidential 19

2025 – 2026 U.S. Clinic Appointments ($ in millions) , -2.4% vs. , Prior Year , , , Company Confidential 20

1 Results of Operations ($ in ($ in thousand thousasn)ds) (As Reported) Three Months Ended March 31, 2025 2026 Revenues $31,975 $34,454 YOY Growth 8% Gross Profit $15,738 $16,154 Gross Margin 49% 47% Total Operating Expenses $26,752 $25,149 % of Revenues 84% 73% Loss from Operations ($11,104) ($8,995) % of Revenues -34% -26% Adjusted EBITDA ($8,645) ($6,583) (1) Actual results as reported and filed with the SEC for Neuronetics except for adjusted EBITDA which is a Non-GAAP metric Company Confidential 21

Reconciliation Bridge EBITDA to Adjusted EBITDA

($ in thousands)

The following table presents the Company's reconciliation between EBITDA and adjusted EBITDA. These pro forma results are based on assumptions that management believes are reasonable under the circumstances. However, they are not necessarily indicative of the Company's future performance. Earnings before interest, taxes, depreciation, and amortization ("EBITDA") is defined as income (loss) before income taxes, excluding the following items: interest expense, depreciation, and amortization. Adjusted EBITDA ("Adjusted EBITDA") is defined as EBITDA, excluding the following items: stock based compensation, loss on extinguishment of debt, and other items not considered indicative of the Company's ongoing operational performance and expected to occur infrequently.

	Three Months Ended March 31,	
	2025	2026
Net Loss to STIM Shareholders'	***($12,675)***	***($10,790)***
Interest Expense, Net	$1,675	$1,246
Depreciation and Amortization	$911	$745
EBITDA	***($10,089)***	***($8,799)***
Stock Based Compensation[1]	$1,444	$1,677
Loss on Extinguishment of Debt[2]	---	$539
Adjusted EBITDA	***($8,645)***	***($6,583)***

(1) Stock-based compensation consists of expenses related to restricted stock units. We exclude these expenses from our non-GAAP financial measures because they are non-cash charges that we do not consider reflective of our core ongoing operational performance. While share-based compensation is a recurring expense and a key part of our employee retention strategy, excluding it allows management and investors to compare our operational profitability more consistently against prior periods and industry peers.

(2) In connection with its $5 million repayment of debt in the first quarter of 2026 to Perceptive Advisors, LLC, the Company recorded a loss on partial debt extinguishment of approximately $0.5 million. This infrequent and non-recurring expense is removed from EBITDA in order to provide a more accurate reflection of the Company's core operational performance for the period presented.

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($ in thousands) Financial Position ($ in thousands) As of March 31, 2026 Cash and Cash Equivalents $13,214 Restricted Cash $5,750 Total Cash $18,964 Other Assets $106,476 Total Assets $125,440 Long-term debt, net $61,297 Convertible Preferred Stock Warrant Liability $0 Convertible Preferred Stock $0 Accumulated Deficit ($469,577) kh d ’ Eq $13,265 Company Confidential 23

Supplemental Information Neuronetics, Inc. Company Confidential 24

1 Supplemental Financial and Operating Information ($ in thousands) (As Reported) (1) Actual results as reported and filed with the SEC for Neuronetics Company Confidential 25